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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                         Date of report: April 27, 2004


                       CLEAR CHANNEL COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

            TEXAS                     1-9645                   74-1787539
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)


200 East Basse Road, San Antonio, Texas                           78209
(Address of principal executive offices)                        (Zip Code)


        Registrant's telephone number, including area code (210) 822-2828

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ITEM 5. OTHER EVENTS.

Mr. Thomas Hicks has notified Clear Channel Communications that effective April 23, 2004, he has resigned his position as a member of the Board of Directors of the Company.

Lowry Mays, Chairman and Chief Executive Officer, stated: "Tom has served Clear Channel and its shareholders with great distinction and we thank him for his service. We wish him the best in his future endeavors."

The Clear Channel Board of Directors has not made a decision to replace Mr. Hicks on the board at this time.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 CLEAR CHANNEL COMMUNICATIONS, INC.


Date: April 27, 2004             By: /s/ HERBERT W. HILL JR.
                                     ----------------------------------------
                                     Herbert W. Hill, Jr.
                                     Sr. Vice President/Chief Accounting Officer